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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


May 18, 2004
------------
(Date of earliest event reported)

                       GREATER ATLANTIC FINANCIAL CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


          0-26467                                            54-1873112
------------------------------                               ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia                20191
                                                                     -----
(Address of Principal Executive Offices)                          (Zip Code)


                                 (703) 391-1300)
                                 ---------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
        -----------------------------------------

On May 18, 2004, Greater Atlantic Financial Corp. (the "Company") issued a press release announcing the restatement of earnings for the years ended September 30, 2002 and 2003, and for the fiscal quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

Exhibit 99.1 Press Release dated May 18, 2004.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GREATER ATLANTIC FINANCIAL CORP.


Date: May 19, 2004             By:  /s/ Carroll E. Amos
      ------------                  -------------------
                                    Carroll E. Amos, President and Chief
                                    Executive Officer

Date: May 19, 2004             By:  /s/ David E. Ritter
      ------------                  -------------------
                                    David E. Ritter, Senior Vice President and
                                    Chief Financial Officer